Amedisys Second Quarter 2020 Earnings Call Supplemental Slides July 29th, 2020 Exhibit 99.2

This presentation may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events. Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (225) 292-2031. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law. www.amedisys.com NASDAQ: AMED We encourage everyone to visit the Investors Section of our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business and clinical operations and control processes, and SEC filings. Forward-looking statements

Q2 2020 Results

Our Key Areas of Focus

Strategic areas of focus and progress made during Q2'20

1 Organic Growth

- **Home Health***: Total same store admissions -9%, Total same store volume -2%
  - **June Results:** Same Store Admissions: +5%, Same Store Volume: +8%
- **Hospice**: Admissions -1%, ADC: flat
  - **June Results:** Same Store Admissions: +8%
- **Personal Care**: Billable hours / quarter -24%

2 Recruiting / Retention

- Targeting industry leading employee retention amongst all employee categories
- Current total voluntary turnover ~16.8%
- Focus on reduction of clinical turnover with heavy focus on clinicians and "early exits"

3 Clinical Initiatives

- Quality: Amedisys Oct'20 preview STARS score of 4.41
- 66 Amedisys care centers rated at 5-Stars in the Oct'20 Preview (94% of care centers at 4+ Stars)
- Hospice quality – outperforming industry average in all hospice item set (HIS) categories

4 Capacity and Productivity

- Focusing on optimizing RN / LPN & PT / PTA staffing ratios.
  - Current LPN Ratio: 45.4% (vs. 40.1% in 2Q'19)
  - Current PTA Ratio: 47.9% (vs. 42.6% in 2Q'19)
- Adjusted staffing levels in June to reflect clinician mix shift and utilization

5 M&A

- Aseracare deal closed 6/1
  - $235M purchase price ($203M net of tax asset)
  - 44 care centers
  - 14 states
  - $117M annual revenue
  - Integration underway
- $659 million invested in Hospice segment since Feb. 2019
  - 4 acquisitions
  - ~6,000 ADC
  - 105 care centers
  - ~5,000 employees

6 Regulatory

- 2021 proposed Home Health industry rule net +2.6% increase
- 2021 proposed Hospice industry rule net +2.6% increase
  - 2021 CAP amount will increase by 2.6% to $30,744

Note: Home Health same store volume is defined as admissions plus recertifications

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Highlights and Summary Financial Results (Adjusted): 2Q 2020[1]

Home Health total same store volume -2%, total same store admissions -9%; Hospice same store ADC flat

2Q'20 Amedisys Consolidated

- Revenue Growth: -3%
- EBITDA: $66M (+8%)
- EBITDA Margin: 14% (+140 bps)
- EPS: $1.34 (+11%)

amedisys

2Q'20 Balance Sheet & Cash Flow

- Net debt: $299.2M
- Net Leverage ratio: 1.3x
- CFFO: $133.9M
- Free cash flow [4]: $130.5M
- DSO: 42.0 (vs. Q4'19 of 40.9 and down 4.6 days since Q1)

2Q'20 Home Health

Same Store [2][3]:
- Total Volume: -2%
- Total Admissions: -9%

Other Statistics:
- Revenue per Episode[6]: $2,818 (-2.3%)
- Total Cost per Visit: $92.44 (+3.1%)
- Medicare Recert Rate: 42.5%

2Q'20 Hospice

Same Store Volume [3]:
- Admissions: -1%
- ADC: flat

Other Statistics:
- Revenue per Day: $155.51 (+1.9%)
- Cost per day: $79.18 (-5.4%)

2Q'20 Personal Care

Growth Metrics [5]:
- Billable hours/quarter: -24%
- Clients served: -23%

2Q'20 Adjusted Financial Results(1)

$ in Millions, except EPS	2Q19	2Q20	% Change
Home Health	318.6	290.3	-8.9%
Hospice	158.7	177.1	11.6%
Personal Care	21.2	17.7	-16.5%
Total Revenue	$ 498.5	$ 485.1	-2.7%
Gross Margin %	*41.7%*	*44.7%*	
Adjusted EBITDA	61.4	66.4	8.1%
	12.3%	*13.7%*	
Adjusted EPS	$1.21	$1.34	10.7%
Free cash flow [4]	$57.3	$130.5	127.7%

1. *The financial results for the three-month periods ended June 30, 2019 and June 30, 2020 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Same Store volume – Includes admissions and recertifications.*
3. *Effective July 1, 2019, same store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center.*
4. *Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments.*
5. *Includes acquisitions.*
6. *Medicare sequestration suspended 5/1/20*

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OUR REVENUE SOURCES: 2Q'20

Amedisys Consolidated Revenue


3.7%
36.5%
59.8%
Home Health
Hospice
Personal Care

Home Health Revenue


23.0%
10.5%
66.5%
Medicare FFS
Private Episodic
Per Visit

Hospice Revenue


5.7%
94.3%
Medicare FFS
Private

- **Home Health**: 322 care centers; 33 states & DC
- **Hospice**: 190 care centers; 35 states
- **Personal Care**: 14 care centers; 3 states
- **Total AMED: 526 care centers; 39 states and D.C.**

- **Medicare FFS**: Reimbursed over a 30-day period of care
- **Private Episodic**: MA and Commercial plans who reimburse us over a 30-day period of care. Generally at rates ~90% – 100% of Medicare
- **Per Visit**: Managed care, Medicaid and private payors reimbursing us per visit performed

Hospice Per Day Reimbursement:
- **Routine Care:** Patient at home with symptoms controlled **~98% of the Hospice care AMED provides, in line with overall hospice industry provision of care**
- **Continuous Care:** Patient at home with uncontrolled symptoms
- **Inpatient Care:** Patient in facility with uncontrolled symptoms
- **Respite Care:** Patient at facility with symptoms controlled

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Home Health and Hospice Segment (Adjusted) – 2Q 2020[(1)]

Home health total volume growth (-2%); Hospice ADC growth (flat)

HOME HEALTH

$ in Millions	2Q19	2Q20
Medicare	219.1	192.9
Non-Medicare	99.5	97.4
Home Health Revenue	**$318.6**	**$290.3**
Gross Margin %	*41.0%*	*42.9%*
Pre-Corporate EBITDA [(2)]	**$56.7**	**$53.2**
	17.8%	*18.3%*

Operating Statistics		
Same Store Growth (3)(4)		
Total Volume	6%	-2%
Total Admissions	7%	-9%
Medicare Revenue per Episode (5)	$2,885	$2,818
Medicare Recert Rate	35.6%	42.5%
Total Cost per visit	$89.62	$92.44

HOSPICE

$ in Millions	2Q19	2Q20
Medicare	151.4	167.0
Non-Medicare	7.3	10.1
Hospice Revenue	**$158.7**	**$177.1**
Gross Margin %	*45.2%*	*49.1%*
Pre-Corporate EBITDA [(2)]	**$36.9**	**$46.5**
	23.2%	*26.2%*

Operating Statistics		
Admit growth - same store (4)	7%	-1%
ADC growth - same store (4)	5%	0%
ADC	11,427	12,513
Avg. discharge length of stay	98	94
Revenue per day (net)	$152.57	$155.51
Cost per day	$83.66	$79.18

Home Health Highlights

- Revenue per Episode down 2.3%
- Sequestration suspension benefit $3M
- Y/Y CPV up +$2.82 (+3.1%, raises effective 8/1)
- Visits per Episode decreased 1.9

Hospice Highlights

- Same store average daily census (ADC) flat
- Net revenue per day +1.9%
- Sequestration suspension benefit $2M
- ~$0.6M cap expense for 2Q
- Q2'20 Acquisition Contribution:
  - Revenue: $16M
  - Segment EBITDA: $2.4M ($1.1M net of corporate)

1. *The financial results for the three-month periods ended June 30, 2019 and June 30, 2020 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Pre-Corporate EBITDA does not include any corporate G&A expenses.*
3. *Same store information represents the percent change in volume or admissions for the period as a percent of the volume or admissions of the prior period.*
4. *Effective July 1, 2019, same store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center.*
5. *Average Medicare revenue per completed episode for the three-month period ended June 30, 2020 reflects the suspension of sequestration effective May 1, 2020.*

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General & Administrative Expenses – Adjusted (1,2) Notes: Year over year total G&A as a percentage of revenue increased 160 basis points ($4 million) Year over year G&A increase as a percent of revenue due to the impact of COVID-19 on volumes/revenues (~$52M impact for the quarter net of sequestration); adjusting revenue results in a year over year decrease of 140 bps due to an overall reduction in spend during the pandemic partially offset by raises, the addition of approximately 100 BD resources and investments related to PDGM G&A for our Hospice and Corporate segments include $4.2M and $1.3M, respectively, from acquisitions Total G&A as a percentage of revenue decreased 20 bps sequentially The financial results for the three-month periods ended June 30, 2019, September 30, 2019, December 31, 2019, March 31, 2020 and June 30, 2020 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Adjusted G&A expenses do not include depreciation and amortization. Impacted by COVID-19, acquisitions and investments to drive volume growth

Operational Excellence: Home Health Cost Per Visit (CPV)-Adjusted

Total CPV impacted by planned wage increases and lower volumes resulting from COVID-19

Components	2Q19	1Q'20	2Q'20	YoY Variance	Detail	Initiatives
Salaries	$61.69	$64.42	$63.03	$1.34	YoY increase due to planned wage increases partially offset by optimization of discipline mix. Also, YoY increase due to fixed costs (training, PTO, etc.) on lower visits	Staffing mix optimization, productivity and scheduling improvement initiatives in place to help overcome planned salary increases
Contractors	$2.99	$2.47	$3.05	$0.06	Sequential increase driven by additional staffing needs due to COVID-19	Focused efforts on filling positions with full-time clinicians
Benefits	$10.98	$9.98	$10.20	($0.78)	YoY decrease primarily due to health insurance	Focus on cost containment and spend optimization with specific focus on high cost claims
Transportation & Supplies	$6.31	$6.69	$6.89	$0.58		
***Visiting Clinician CPV**	**$81.97**	**$83.56**	**$83.17**	**$1.20**		
Clinical Managers	$7.65	$8.97	$9.27	$1.62	Fixed cost associated with non-visiting clinicians and planned wage increases: increase driven by lower visit volumes	Unit cost reduced as volume increases
Total CPV	$89.62	$92.53	$92.44	$2.82		

**Note: Direct comparison with industry competitors CPV calculation*



Cost Per Visit (CPV)
$100.00
$75.00
$50.00
$25.00
$81.97
$83.56
$83.17
2Q19
1Q20
2Q20
Salaries
Contractors
Benefits
Transportation

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Driving Top Line Growth Growth in all three lines of business impacted by COVID-19 but recovering. Exited the quarter with growth in Home Health and Hospice segments Home Health Total Volume Hospice ADC Personal Care Total Hours / Quarter

Industry Leading Quality Scores Note: Top Competitor Avg weighted by CCN count and includes LHC, Kindred, AFAM, EHC and BKD Metric OCT 19 Release JAN 20 Release APR 20 Release Oct 20 PREVIEW Quality of Patient Care 4.28 4.27 4.26 4.41 Entities at 4+ Stars 88% 86% 86% 92% Metric JUL 19 Release OCT 19 Release JAN 20 Release APR 20 Release Patient Satisfaction Star 3.87 3.97 3.71 3.80 Performance Over Industry +6% +6% +6% +6% Quality of Patient Care (QPC) Patient Satisfaction (PS) Amedisys maintains a 4-Star average in the Oct 2020 HHC preview with 92% of our providers (representing 94% of care centers) at 4+ Stars and 69% of our providers (representing 74% of care centers) at 4.5+ Stars 41 Amedisys providers (representing 66 care centers) rated at 5-Stars in the Oct 2020 HHC preview.

Hospice Quality: Amedisys Hospice Continues to Move Towards Best-in-Class Hospice Quality

Debt and Liquidity Metrics ~Net leverage ~1.3x Net debt defined as total debt outstanding ($406.5M) less cash ($107.3M). Leverage ratio (net) is defined as net debt divided by last twelve months adjusted EBITDA ($228.8M). Liquidity defined as the sum of cash balance and available revolving line of credit. Cash per 6/30/20 10-Q less Provider relief fund advance (~$70M)

Cash Flow Statement Highlights (1) Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments.

Income Statement Adjustments (1) The financial results for the three-month periods ended June 30, 2019, September 30, 2019, December 31, 2019, March 31, 2020 and June 30, 2020 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Planned closures consist of in-patient units acquired from Compassionate Care Hospice whose operations ceased in April 2019. $000s Income Statement Line Item Q414 2Q15 3Q15 4Q15 1Q16 2Q16 2Q17 3Q17 2Q18 2Q19 3Q19 4Q19 1Q20 2Q20 Revenue Contingency accrual Net Service Revenue $5,523 $0 $0 $0 $0 Planned closures (2) Net Service Revenue -8 0 6 0 0 Other Operating Income CARES Act & State COVID-19 grants Other Operating Income 0 0 0 0 -22780 Cost of Service Planned closures (2) Cost of Service, Excluding Depreciation & Amortization -1059 313 15 2 0 0 COVID-19 costs Cost of Service, Excluding Depreciation & Amortization 0 0 0 1017 21993 Severance - reduction in staffing levels Cost of Service, Excluding Depreciation & Amortization 0 0 0 5183 G&A Planned closures (2) G&A, Salaries and benefits 6 0 2 0 0 Acquisition and integration costs G&A, Salaries and benefits 1565 1105 273 662 2095 Severance - reduction in staffing levels G&A, Salaries and benefits 0 0 0 271 COVID-19 costs G&A, Salaries and benefits 0 0 0 0 224 Planned closures (2) G&A, Other 63 28 0 0 0 Acquisition and integration costs G&A, Other 1046 1202 183 294 440 2929 3036 1445 1674 1504 Legal fees - non-routine G&A, Other 8000 286 2824 616 459 1111 176 543 108 397 604 0 0 COVID-19 costs G&A, Other 0 0 0 12 827 Other Items Asset impairment Asset impairment 0 0 1470 0 0 Legal settlements Total other (expense) income, net -1,113 -307 -1014 -5314 -541 -265 -693 -647 0 -1437 0 0 0 Interest component of certain items Interest expense 446 451 451 446 446 Other (income) expense, net Total other (expense) income, net -3945 -1563 436 70 -1692 -115 -1635 -2688 1493 365 225 3550 Total -214 3748 2996 -3562 2614 447 27732 -586 1035 $8,257 $5,088 $4,618 $4,036 $13,313 EPS Impact -0.01 0.12 9.1387688013335661E-2 0.02 0.14000000000000001 0.1 0.49 0.13 $0.02 $0.19 $0.11 $0.1 $0.09 $0.3

2020 Guidance Update

Amedisys 2020 Reinstated Guidance 2020 Original Guidance 2020 Reinstated Guidance Revenue $2,115M - $2,160M $2,040M - $2,070M Adjusted EBITDA $250M - $260M $245M - $255M Adjusted Earnings per Share $4.90 - $5.13 $4.84 - $5.06 Note: Adjusted numbers are ex-Care’s Act funds Reinstated guidance does not take into account wave two of COVID-19 spread resulting in mandatory shelter in place orders and makes no assumptions regarding patient and referral source reactions to any future CVOID-19 spread

Reimbursement Outlook

Reimbursement Impact for Home Health and Hospice

Home Health

	2020
Final Rule (PDGM – Behavioral Assumptions)	(4.36%)
Estimated AMED-Specific Impact	(2.8%)

Proposed FY'21 Home Health Rule	2021
Estimated Industry Impact	**+2.6%**

Note: AMED impact differs from industry due to patient mix, referral mix and footprint

Hospice

	2020*
Market Basket Update	3.0%
Productivity / Other Adjustment	(0.4)
Estimated Industry Impact	+2.6%
Estimated AMED-Specific Impact	**+~0.5%**

****Hospice rate increase effective October 1, 2019 – majority of rate increase will be passed through to general inpatient & respite facilities resulting in a ~(0.5%) reduction in gross margin percentage***

Proposed FY'21 Hospice Rule	2021
Estimated Industry Impact	**+2.6%**

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Our Path Forward: 2021 & Beyond 2021 & Beyond – The Future Is Very Bright for AMED Entering 2021 with all PDGM cost levers in place Continued strategic acquisitions of Home Health and Hospice assets – Home Health market share absorption strategy delayed until early 2021 due to Cares Act funds FY 2021 proposed Home Health rule: +2.6% FY 2021 proposed Hospice rule: +2.6% FY 2021 – CCH to deliver $50M+ EBITDA Integration and optimization of AseraCare asset Previously acquired Hospice assets performing near legacy AMED growth and profitability Continued industry consolidation New referral sources and market share opportunities from SNF diversion Continued expansion of Medicare Advantage “gain share” arrangements

COVID-19

COVID-19 Impact Q2'20

Home health and Hospice admits and referrals recovering faster than originally projected


Home Health Admits and Referrals:
% of pre-COVID Baseline*
HH: Consolidated Same Store
110%
100%
90%
80%
70%
60%
3/15
3/22
3/29
4/5
4/12
4/19
4/26
5/3
5/10
5/17
5/24
5/31
6/7
6/14
6/21
6/28
7/5
7/12
Total Referrals
Total Admits

*Baseline defined as referrals and admits from pre-Covid-19 timeframe of 1/5/20 – 3/14/20


Hospice Admits and Referrals:
% of pre-COVID Baseline*
HOSP: AMED + CCH (ex. Asana & Aseracare)
100%
90%
80%
70%
60%
3/15
3/22
3/29
4/5
4/12
4/19
4/26
5/3
5/10
5/17
5/24
5/31
6/7
6/14
6/21
6/28
7/5
7/12
Total Referrals
Total Admits

*Baseline defined as referrals and admits from pre-Covid-19 timeframe of 1/5/20 – 3/14/20


Home Health Medicare Admits
Consolidated Same Store
18,000
17,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
-25.0%
-30.0%
Jan
Feb
Mar
Apr
May
Jun
Jul (proj)
Admits
Growth


Hospice Admits
Consolidated Same Store (CCH included beginning Feb)
3,700
3,500
3,300
3,100
2,900
2,700
2,500
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
Jan
Feb
Mar
Apr
May
Jun
Jul (proj)
Admits
Growth

amedisys

21

*Baseline defined as total admits + recerts from pre-Covid-19 timeframe of 1/5/20 – 3/14/20 HH: Consolidated Same Store COVID-19 Impact on Q2’20 Home Health volume ~98% of pre-COVID levels, missed visits related to COVID-19 significantly down and robust PPE inventory on hand PPE Item Units (M) Cost ($M) Avg. Per Unit Normalized Avg. Per Unit Months on Hand N95 0.5 $2.6 $5.76 $0.60 4-6 Earloop Surgical Mask 1.5 $1.6 $1.01 $0.06 4-6 Isolation Gown 0.5 $2.6 $5.41 $0.48 4-6 Exam Glove 4.7 $0.4 $0.08 $0.04 2-3 Goggles / Face Shield 0.1 $0.5 $4.77 $2.52 4-6 Critical PPE Inventory

State Home Health Hospice Total Georgia 60 10 70 Tennessee 45 15 60 Alabama 30 13 43 Pennsylvania 7 25 32 South Carolina 21 8 29 Florida 18 5 23 Virginia 13 6 19 Kentucky 17 - 17 West Virginia 11 6 17 Louisiana 10 5 15 Massachusetts 5 10 15 Maryland 9 3 12 Texas 1 12 13 Indiana 5 6 11 Mississippi 9 1 10 Nebraska - 10 10 Missouri 6 3 9 New Jersey 2 7 9 North Carolina 8 7 15 California 4 4 8 State Home Health Hospice Total Oklahoma 6 1 7 New Hampshire 3 4 7 Maine 2 4 6 Ohio 1 5 6 Arkansas 5 - 5 Connecticut 4 1 5 New York 4 - 4 Oregon 3 1 4 Arizona 3 1 4 Illinois 3 1 4 Delaware 2 2 4 Kansas 0 3 3 Wisconsin 1 3 4 Rhode Island 1 2 3 South Dakota - 2 2 Minnesota - 2 2 Washington 2 - 2 Washington DC 1 - 1 Michigan - 1 1 Iowa - 1 1 Care Center Count by State Increased COVID-19 cases in states with larger care center presence could impact future outlook Personal Care: 14 total care centers (12 in Massachusetts, 1 in Florida and 1 in Tennessee)